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                                FRONTEGRA FUNDS

                               SEMI-ANNUAL REPORT

                             Frontegra Growth Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.

                                 April 30, 1998


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FRONTEGRA FUNDS

TABLE OF CONTENTS

Shareholder Letter                                                        1
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Investment Highlights                                                     2
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Schedule of Investments                                                   3
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Statement of Assets and Liabilities                                       6
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Statement of Operations                                                   7
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Statement of Changes in Net Assets                                        8
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Financial Highlights                                                      9
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Notes to Financial Statements                                            10
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This report is submitted for the general information of the shareholders of the
Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.


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FRONTEGRA FUNDS

DEAR FELLOW SHAREHOLDERS:

We are pleased to provide the first shareholder report for the Frontegra Growth Fund. This initial semi-annual report for the Fund covers the six-week period from the Fund's inception through April 30, 1998. We are very excited about the launch of the Growth Fund and appreciate your confidence as early shareholders.

The initial investments by the Fund were made on March 19, 1998, in a diversified portfolio of 55 growth companies selected in accordance with our investment philosophy. Our objective is to purchase companies with strong growth prospects that are uniquely able to maintain above average earnings growth rates due to their superior competitive positions. Historically, firms with sustainable competitive advantages have produced long-term returns that systematically exceed the returns of the overall market.

One of our largest holdings, First Data Corp., exemplifies our approach to investing. First Data is the market leader in providing information processing services to the credit card industry. The company's services have both aided and benefited from the explosive growth in credit card usage. First Data is positioned to grow earnings per share at 12% to 15% over the next five years due to the continued proliferation of credit cards and the growing dependence on electronic commerce.

Another company, Mattel Corp., is a top ten holding in the Fund and further emphasizes our preference for owning businesses with dominant competitive positions. Mattel is the market leader in children's toys with a well diversified product portfolio consisting of Barbie, Sesame Street, Disney, Hot Wheels and Matchbox, as well as alliances with Intel to produce "smart toys" and the NBA to produce action figures. The company has grown earnings at over 15% per year over the past ten years, and we anticipate that the growth will continue as Mattel benefits from the globalization of their brands.

These two stocks are indicative of the types of companies we favor: ones with sustainable competitive advantage, strong secular growth prospects and dominant market positions. Our approach is predicated on the belief that owning premier growth companies at fair prices will result in superior long-term performance. Again, we appreciate your support and confidence as early shareholders in the Fund and look forward to a long and prosperous relationship.

Sincerely,

/s/Thomas J. Holmberg, Jr.         /s/William D. Forsyth, III

Thomas J. Holmberg, Jr.            William D. Forsyth, III
Co-President                       Co-President

May 15, 1998


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FRONTEGRA FUNDS

INVESTMENT HIGHLIGHTS
GROWTH OF A $100,000 INVESTMENT

             FRONTEGRA           S&P 500           RUSSELL 1000
            GROWTH FUND        STOCK INDEX         GROWTH INDEX
            -----------        -----------         ------------
3/18/98     100,000.00         100,000.00           100,000.00
3/31/98     101,100.00         101,523.00           101,409.00
4/30/98      99,200.00         102,544.32           102,451.48


Portfolio Total Return
FOR THE PERIOD ENDED 4/30/98
----------------------------------
SINCE COMMENCEMENT        (0.80)%
----------------------------------


This chart assumes an initial gross investment of $100,000 made on 3/18/98. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The S&P 500 Stock Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Russell 1000 Growth Index is comprised of those securities in the Russell 1000 Index which have higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is comprised of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.


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FRONTEGRA FUNDS

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS
April 30, 1998 (Unaudited)

Number of Shares                                                      Value
---------------------------------------------------------------------------
            COMMON STOCKS  98.8%
            Basic Materials  4.4%
       145  Avery Dennison Corp.                                   $  7,594
       465  Owens-Illinois, Inc.<F1>                                 18,397
       210  Sigma-Aldrich Corp.                                       8,374
                                                                   --------
                                                                     34,365
                                                                   --------
            Capital Goods & Construction  1.5%
       185  Precision Castparts Corp.                                11,493
                                                                   --------

            Consumer Durables  1.9%
       250  Masco Corp.                                              14,500
                                                                   --------

            Consumer Staples  16.2%
       165  Anheuser-Busch Companies, Inc.                            7,559
       550  Archer-Daniels-Midland Co.                               11,825
        95  Colgate-Palmolive Co.                                     8,520
       470  ConAgra, Inc.                                            13,718
       470  Dial Corp. (The)                                         11,456
       110  Estee Lauder Companies, Inc. (The)                        7,308
       115  Fortune Brands, Inc.                                      4,241
       210  H.J. Heinz Co.                                           11,445
       455  Interstate Bakeries Corp.                                14,418
       220  Kroger Co.<F1>                                            9,212
       175  PepsiCo, Inc.                                             6,945
       335  Rubbermaid, Inc.                                          9,589
       250  Safeway, Inc.<F1>                                         9,563
                                                                   --------
                                                                    125,799
                                                                   --------

            Energy  2.2%
        80  British Petroleum Company plc                             7,560
       115  Schlumberger Ltd.                                         9,531
                                                                   --------
                                                                     17,091
                                                                   --------

See notes to financial statements.


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FRONTEGRA FUNDS

Frontegra Growth Fund
SCHEDULE OF INVESTMENTS (continued)
April 30, 1998 (Unaudited)

Number of Shares                                                      Value
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            Financial  10.3%
       120  AFLAC Inc.                                             $  7,800
       330  Ambac Financial Group, Inc.                              18,707
        60  American International Group, Inc.                        7,894
        60  Chase Manhattan Corp.                                     8,314
       130  Fannie Mae                                                7,784
       175  Providian Financial Corp.                                10,533
       310  Travelers Group, Inc.                                    18,968
                                                                   --------
                                                                     80,000
                                                                   --------

            Healthcare  18.7%
       245  Abbott Laboratories                                      17,916
       440  Amgen, Inc.<F1>                                          26,235
       290  Baxter International Inc.                                16,077
       220  Bristol-Meyers Squibb Co.                                23,292
        75  Gilead Sciences, Inc.<F1>                                 2,850
        85  Human Genome Sciences, Inc.<F1>                           3,092
        90  IDEC Pharmaceuticals Corp.<F1>                            3,240
       165  Inhale Therapeutic Systems<F1>                            4,620
       165  Johnson & Johnson                                        11,777
       315  Ligand Pharmaceuticals, Inc.<F1>                          4,567
       195  Merck & Co., Inc.                                        23,497
       235  Quorum Health Group, Inc.<F1>                             7,549
                                                                   --------
                                                                    144,712
                                                                   --------

            Information Services & Software  6.1%
       190  Computer Sciences Corp.<F1>                              10,022
       850  First Data Corp.                                         28,794
        95  Microsoft Corp.<F1>                                       8,562
                                                                   --------
                                                                     47,378
                                                                   --------

            Leisure & Entertainment  11.4%
       420  International Game Technology                            11,681
       360  Liberty Media Group<F1>                                  11,948
       655  Marriott International, Inc.                             21,615
       645  Mattel, Inc.                                             24,712
       570  Tele-Communications, Inc.<F1>                            18,383
                                                                   --------
                                                                     88,339
                                                                   --------

See notes to financial statements.


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FRONTEGRA FUNDS

Number of Shares                                                      Value
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            Multi-Sector Companies  5.9%
       270  General Electric Co.                                   $ 22,984
       845  U.S. Industries, Inc.                                    22,921
                                                                   --------
                                                                     45,905
                                                                   --------

            Retailing & Restaurants  7.8%
       160  CVS Corp.                                                11,800
       910  Cendant Corp.<F1>                                        22,750
       180  Dayton Hudson Corp.                                      15,716
       245  Service Corp. International                              10,106
                                                                   --------
                                                                     60,372
                                                                   --------

            Technology  9.8%
       345  Bay Networks, Inc.<F1>                                    8,086
       605  Electronics for Imaging, Inc.<F1>                        12,402
       210  Hewlett-Packard Co.                                      15,816
       125  Intel Corp.                                              10,101
        75  International Business Machines Corp.                     8,691
       180  Xerox Corp.                                              20,430
                                                                   --------
                                                                     75,526
                                                                   --------

            Telecommunications  2.6%
       395  MCI Communications Corp.                                 19,873
                                                                   --------

            TOTAL COMMON STOCKS
            (cost $773,201)                                         765,353
                                                                   --------

Principal Amount
----------------
            SHORT-TERM INVESTMENT  1.5%
   $11,715  UMB Bank Money Market Fiduciary                          11,715
                                                                   --------
            TOTAL SHORT-TERM INVESTMENT
            (cost $11,715)                                           11,715
                                                                   --------
            TOTAL INVESTMENTS  100.3%
            (cost $784,916)                                         777,068
                                                                   --------
            Liabilities, Less Cash and Other Assets  (0.3%)         (2,675)
                                                                   --------
            NET ASSETS  100.00%                                    $774,393
                                                                   ========

<F1> Non-income producing

See notes to financial statements.


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FRONTEGRA FUNDS

Frontegra Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (Unaudited)

ASSETS:
Investments at value (cost $784,916)                               $777,068
Interest and dividends receivable                                       663
Receivable from adviser                                              15,626
Other assets                                                          2,385
                                                                   --------
Total assets                                                        795,742
                                                                   --------

LIABILITIES:
Payable for investments purchased                                     2,928
Accrued expenses                                                      8,817
Accrued investment advisory fee                                         410
Payable to adviser - expenses                                         9,194
                                                                   --------
Total liabilities                                                    21,349
                                                                   --------
NET ASSETS                                                         $774,393
                                                                   ========

NET ASSETS CONSIST OF:
Paid in capital                                                    $781,520
Undistributed net investment income                                     445
Accumulated net realized gains on investments                           276
Net unrealized depreciation on investments                          (7,848)
                                                                   --------
NET ASSETS                                                         $774,393
                                                                   ========

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                      100,000,000
Issued and outstanding                                               78,040
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE        $9.92
                                                                      =====

See notes to financial statements.


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FRONTEGRA FUNDS

Frontegra Growth Fund
STATEMENT OF OPERATIONS
For the Period Ended April 30, 1998<F1> (Unaudited)

INVESTMENT INCOME:
Dividends                                                          $    414
Interest                                                                441
                                                                   --------
                                                                        855
                                                                   --------

EXPENSES:
Fund administration and accounting fees                               6,775
Shareholder servicing                                                 2,517
Reports to shareholders                                               1,837
Legal fees                                                            1,530
Audit fees                                                            1,148
Federal and state registration fees                                   1,089
Custody fees                                                            447
Investment advisory fees                                                410
Pricing                                                                 203
Director's fees and expenses                                             64
Other                                                                    17
                                                                   --------
Total expenses before waiver and reimbursements                      16,037
Waiver and reimbursements of expenses by adviser                   (15,627)
                                                                   --------
Net expenses                                                            410
                                                                   --------
NET INVESTMENT INCOME                                                   445
                                                                   --------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investments                                       276
Change in net unrealized depreciation on investments                (7,848)
                                                                   --------
NET LOSSES ON INVESTMENTS                                           (7,572)
                                                                   --------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(7,127)
                                                                   ========

<F1> Commenced operations on March 18, 1998

See notes to financial statements.


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FRONTEGRA FUNDS

Frontegra Growth Fund
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended April 30, 1998<F1> (Unaudited)

OPERATIONS:
Net investment income                                              $    445
Net realized gains on investments                                       276
Change in net unrealized depreciation on investments                (7,848)
                                                                   --------
Net decrease in net assets resulting from operations                (7,127)
                                                                   --------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                         781,520
                                                                   --------
Net increase                                                        781,520
                                                                   --------

TOTAL INCREASE IN NET ASSETS                                        774,393
                                                                   --------

NET ASSETS:
Beginning of period                                                       -
                                                                   --------
End of period (includes undistributed net
  investment income of $445)                                       $774,393
                                                                   ========


<F1> Commenced operations on March 18, 1998

See notes to financial statements.


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FRONTEGRA FUNDS

Frontegra Growth Fund
FINANCIAL HIGHLIGHTS
For the Period Ended April 30, 1998<F1> (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD                                 $10.00

LOSS FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.01
Net realized and unrealized losses on investments                    (0.09)
                                                                     ------
TOTAL LOSS FROM INVESTMENT OPERATIONS                                (0.08)
                                                                     ------

NET ASSET VALUE, END OF PERIOD                                       $ 9.92
                                                                     ======

TOTAL RETURN<F2>                                                    (0.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                               $774
Ratio of expenses to average net assets<F3><F4>                       0.80%
Ratio of net investment income to average net assets<F3><F4>          0.87%
Portfolio turnover rate<F2>                                              9%


<F1> Commenced operations on March 18, 1998
<F2> Not annualized
<F3> Net of waiver and reimbursements by Adviser. Without waiver and reimbursements of expenses, the ratio of expenses to average net assets would have been 31.30%, and the ratio of net investment income to average net assets would have been (29.63)% for the period March 18, 1998 to April 30, 1998.
<F4> Annualized

See notes to financial statements.

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FRONTEGRA FUNDS

Frontegra Growth Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 1998 (Unaudited)

(1)ORGANIZATION
   Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of three series: the Frontegra Growth Fund (the "Fund"), the Frontegra Total Return Bond Fund and the Frontegra Opportunity Fund. The Fund commenced operations on March 18, 1998.

(2)SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   (a) Investment Valuation
       Securities (other than short-term instruments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid prices. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Sub-Adviser pursuant to guidelines established by the Board of Directors.

   (b) Federal Income Taxes
       No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

   (c) Distributions to Shareholders
       Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income

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FRONTEGRA FUNDS

       or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (d) Other
       Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)INVESTMENT ADVISER
   The Fund has an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.80% of the Fund's average daily net assets. The Adviser has agreed to voluntarily waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.80% of the Fund's average daily net assets.

(4)CAPITAL SHARE TRANSACTIONS
   Since the Fund commenced operations on March 18, 1998, 78,040 shares of the Fund were sold. There were no shares issued to holders in reinvestment of distributions or shares redeemed.


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FRONTEGRA FUNDS

Frontegra Growth Fund
NOTES TO FINANCIAL STATEMENTS (continued)
April 30, 1998 (Unaudited)


(5)INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of securities, excluding short-term investments for the Fund for the period March 18, 1998 to April 30, 1998 are summarized below:

   Purchases                              $808,595
   Sales                                   $35,670

   At April 30, 1998, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $784,916, were as follows:

   Appreciation                           $ 16,655
   Depreciation                           (24,503)
                                          --------
   Net depreciation on investments        $(7,848)
                                          ========


                             FRONTEGRA FUNDS, INC.
                      c/o Sunstone Investor Services, LLC
                 P.O. Box 2142, Milwaukee, Wisconsin 53201-2142


FR-410-598G